UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) October 11, 2012

SANTA FE GOLD CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-12974	84-1094315
(Commission File Number)	(IRS Employer Identification No.)

1128 Pennsylvania NE, Suite 200
Albuquerque, NM 87110
(Address of Principal Executive Offices)(Zip Code)

Registrant's Telephone Number, Including Area Code (505) 255-4852

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

(   ) Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

(   ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

(   ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

(   ) Pre-commencement communications pursuant to Rule 13e-49(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On October 11, 2012, Santa Fe Gold Corporation issued a press release in connection with its execution of a Binding Heads of Agreement to pursue a business combination with International Goldfields Limited (ASX:IGS). ). Key terms of the transaction have been approved by the boards of directors of both companies, subject to satisfactory completion of due diligence, definitive agreements, regulatory and required consents and approvals. The companies are targeting prompt execution of definitive documents and a first quarter 2013 closing date, subject to shareholder approvals and other customary closing conditions.

Copies of the press release and Binding Heads of Agreement are furnished as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and are incorporated herein.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

The following exhibits are filed herewith:

Exhibit
Number	Description

99.1	Press Release dated October 11, 2012 announcing Binding Heads of Agreement with International Goldfields Limited

99.2	Binding Heads of Agreement between Santa Fe Gold Corporation and International Goldfields Limited

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

SANTA FE GOLD CORPORATION
(Registrant)

Date: October 11, 2012	/s/ W. Pierce Carson
W. Pierce Carson
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated October 11, 2012 announcing Binding Heads of Agreement with International Goldfields Limited

99.2	Binding Heads of Agreement between Santa Fe Gold Corporation and International Goldfields Limited